UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2017

POLARITYTE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51128	06-1529524
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

404I-T Hadley Road

S. Plainfield, New Jersey 07080

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (732) 225-8910

Please send copies of all communications to:

Harvey J. Kesner, Esq.

Sichenzia Ross Ference Kesner LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On February 22, 2017, PolarityTE, Inc. issued a press release announcing that it was informed by The NASDAQ Stock Market LLC that it had regained compliance with the requirements for its continued listing on The NASDAQ Capital Market. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Press Release dated February 22, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLARITYTE, INC.

Dated: February 22, 2017	/s/ John Stetson
John Stetson
Chief Financial Officer